SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement     |_|  Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Talbot Bancshares, Inc.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X| No fee required.
         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies: N/A
         (2) Aggregate number of securities to which transaction applies: N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
         (4) Proposed maximum aggregate value of transaction: N/A
         (5) Total fee paid: N/A

         |_| Fee paid previously with preliminary materials:  N/A

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
         (2) Form, Schedule or Registration Statement no.:
         (3) Filing Party:
         (4) Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



To the Stockholders of TALBOT BANCSHARES, INC.

         Notice is hereby given that the Annual Meeting of Stockholders of Talbot Bancshares, Inc. (the "Company") will be held at the offices of The Talbot Bank, 18 East Dover Street, Easton, Maryland, 21601 at 11:00 a.m., local time, on Wednesday, April 22, 1998, for the following purposes:

         1. To elect four Class I Directors to the Company Board of Directors to serve until the 1999 Annual Meeting.

         2. To elect four Class II Directors to the Company Board of Directors to serve until the 2000 Annual Meeting.

         3. To elect five Class III Directors to the Company Board of Directors to serve until the 2001 Annual Meeting.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on March 23, 1998, will be entitled to notice of and to vote at the meeting. This proxy statement is accompanied by the Company's 1997 Annual Report to Stockholders.

         All stockholders are cordially invited to attend the meeting in person. Those who cannot attend are urged to sign, date and mail promptly the enclosed proxy in the envelope provided for that purpose. Proposals 1, 2, and 3 require the affirmative vote of holders of a majority of the shares of common stock present and voting. Whether you own a few or many shares, your proxy is important in fulfilling this requirement. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

                                           By Order of the Board of Directors,



                                           W. Moorhead Vermilye
                                           President


March 30, 1998



                  18 East Dover Street, Easton, Maryland 21601
            ---------------------------------------------------------
                         410-822-1400 / Fax 410-820-7180

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             TALBOT BANCSHARES, INC.
                              18 EAST DOVER STREET
                             EASTON, MARYLAND 21601



                                 PROXY STATEMENT
                                       FOR
                       1998 ANNUAL MEETING OF STOCKHOLDERS


         This Proxy Statement is furnished to the stockholders of Talbot Bancshares, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders to be held on Wednesday, April 22, 1998 at 11:00 a.m., local time, at the offices of The Talbot Bank, 18 East Dover Street, Easton, Maryland, 21601, and at any adjournments thereof. The expense of preparing, printing, and mailing the proxies and solicitation materials will be borne by the Company. In addition to solicitations by mail, the Company may solicit proxies in person or by telephone, and arrange for brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals at the expense of the Company. The approximate date on which this proxy statement and attached form of proxy is mailed to stockholders is March 30, 1998.

         Holders of record at the close of business on March 23, 1997 (the "Record Date") of outstanding shares of the Company's common stock, par value $.01 per share ("Common Stock"), are entitled to notice of and to vote at the meeting. As of the Record Date, the number of shares of outstanding Common Stock entitled to vote is 1,189,610 shares. Each share of stock is entitled to one vote. Shares represented by any proxy properly executed and received pursuant to this solicitation will be voted in accordance with the directions of the stockholder; if no direction is given, the proxy will be voted for approval of Proposals 1, 2, and 3 and in the discretion of the holders of the proxies as to any other matters that may properly come before the meeting. The proxy may be revoked by a stockholder at any time prior to its use by execution of another proxy bearing a later date, or by written notice delivered to W. Moorhead Vermilye, President of the Company, at the Company's address or at the meeting. The Company's address is 18 East Dover Street, Easton, Maryland 21601 (410-822-1400). The Company is the parent bank holding company to the Talbot Bank of Easton, Maryland (the "Bank"), a Maryland commercial bank. In 1997, the Company exchanged each share of the Bank's common stock for two shares of the Common Stock of the Company.

         Holders of Common Stock will be asked to (1) elect four Class I Directors to the Company Board of Directors to serve until the 1999 Annual Meeting; (2) elect four Class II Directors to the Company Board of Directors to serve until the 2000 Annual Meeting; (3) elect five Class III Directors to the Company Board of Directors to serve until the 2001 Annual Meeting.


                              ELECTION OF DIRECTORS

         By resolution of a majority of the entire Board of Directors, the number of Directors constituting the Board is fixed at 13. For purposes of this first Annual Meeting, Directors have been divided into three classes, as nearly equal in number as possible, with respect to the time for which the Directors may hold office. Directors of Class I will hold office for one year or until the first annual election following their election. Directors of Class II will hold office for two years or until the second annual election following their election. Directors of Class III will hold office for three years or until the third annual election following their election. In each case, Directors are elected until their successors are duly elected and qualify. At each future annual meeting, the successors of the class of Directors whose term expires at that time will be elected to hold office for a term of three years, so that the term of office of one class of Director will expire in each year. All 13 Directors are, therefore, up for election at this first Annual Meeting. The Company's President is proposed to be elected to Class III, and the Company's Executive Vice President is proposed to be elected to Class II.

         The names of the nominees for each class, their ages as of March 23, 1998, their principal occupations and business experience for the past five years, and certain other information are set forth below.

-------------------------------------------------------------------------------------------------------------------


                               NOMINEES TO CLASS I

-------------------------------------------------------------------------------------------------------------------



     Name                                   Age                         Information Regarding Nominees
     ----                                   ---                         ------------------------------

Herbert L. Andrew, III                      61         Mr. Andrew has served as a Director of the Company since its formation in 1997 and of the Bank since 1977.  He is a farmer and was elected to the Talbot County Council in 1994.

Blenda W. Armistead                         46         Ms. Armistead has served as a Director of the Company since its formation in 1997 and of the Bank since 1992.  She is the
                                                       County Manager of Talbot County.

Lloyd L. Beatty, Jr.                        45         Mr. Beatty has served as a Director of the Company since its formation in 1997 and of the Bank since 1992.  He is a
                                                       Certified Public Accountant and Principal of Beatty, Satchell &
                                                       Company, L.L.C.

Donald D. Casson                            68         Mr. Casson has served as a Director of the Company since its formation in 1997 and of the Bank since 1983.  He is a
                                                       Certified Public Accountant and real estate broker.


--------------------------------------------------------------------------------------------------------------------------

                              NOMINEES TO CLASS II

--------------------------------------------------------------------------------------------------------------------------

     Name                                   Age                         Information Regarding Nominees
     ----                                   ---                         ------------------------------

Gary L. Fairbank                            61         Mr. Fairbank has served as a Director of the Company since its formation in 1997 and of the Bank since 1985.  He is the
                                                       owner of Fairbank Tackle.

Ronald N. Fox                               60         Mr. Fox has served as a Director of the Company since its
                                                       formation in 1997 and of the Bank since 1981.  He is an
                                                       investor.  Prior to 1997 he was the co-owner and an employee of the Washington Street Pub.

Richard C. Granville                        55         Mr. Granville has served as a Director of the Company since its formation in 1997 and of the Bank since 1994.  He is the
                                                       President of Celeste Industries Corporation of Easton,
                                                       Maryland.


                                     Page 2






Jerome M. McConnell                         51         Mr. McConnell has served as a Director of the Company since its formation in 1997 and of the Bank since 1990. He has been the Vice President of the Company since its formation, and
                                                       Executive Vice President of the Bank since 1989.


--------------------------------------------------------------------------------------------------------------------------


                              NOMINEES TO CLASS III

--------------------------------------------------------------------------------------------------------------------------

    Name                                   Age                                Information Regarding Nominees
    ----                                   ---                                ------------------------------

Shari L. McCord                             41         Ms. McCord has served as a Director of the  Company since
                                                       its formation in 1997 and of the Bank since 1995.  She is the
                                                       President of Chesapeake Travel Services, Inc. of Easton,
                                                       Maryland.

William H. Myers                            85         Mr. Myers has served as a Director of the Company since its formation in 1997 and of the Bank since 1948 and as
                                                       Chairman of the Board since 1995.  He is a farmer.

David L. Pyles                              53         Mr. Pyles has served as a Director of the Company since its formation in 1997 and of the Bank since 1989.  He is an
                                                       investor.  Prior to 1996, Mr. Pyles was the President of Pyles
                                                       Lincoln Mercury, Inc.

Christopher F. Spurry                       50         Mr. Spurry has served as a Director of the Company since its formation in 1997 and of the Bank since 1995.  He is the
                                                       President of Spurry & Associates, Inc.

W. Moorhead Vermilye                        57         Mr. Vermilye has served as a Director of the Company since its formation in 1997 and of the Bank since 1977.  He has
                                                       been the President of the Company since its formation,
                                                       President of the Bank since 1988, and Chief Executive Officer of the Bank since 1993.


         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES.

         The election of directors requires the affirmative vote of holders of a majority of the shares of Common Stock present and voting. A quorum for the Annual Meeting consists of a majority of the issued and outstanding shares of Common Stock present in person or by proxy and entitled to vote, and directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote. Consequently, withholding of votes, abstentions and broker non-votes with respect to shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the outcome of this vote.

         During the past year the Bank has had banking transactions in the ordinary course of its business with its directors, officers and owners of 5% or more of the outstanding Common Stock and with their associates on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with others. The extensions of credit by the Bank to these persons have not and do not currently involve more than the normal risk of collectability or present other unfavorable features.

         The Company has no standing committees. The Bank has five standing committees of the Board of Directors as of December 31, 1997. The Bank's Executive Committee consists of Messrs. Vermilye, Andrew, Fox, McConnell, Pyles and Ms. Armistead. The Committee has the authority to exercise the powers of the Board in the management of the business and affairs of the Bank, subject to subsequent revision or alteration of any such action by the Board of Directors of the Bank. The Executive Committee meets every Wednesday, other than on Wednesdays on which regularly scheduled Board meetings are held. Although not required, it is common practice that all Board members attend these meetings. The Executive Committee met 40 times during 1997.

         The Bank's Loan Committee consists of Messrs. Vermilye, McConnell, Casson, Fox, Granville and McCord. The Loan Committee meets to evaluate loan requests which require Board approval prior to the next regularly scheduled meeting of the Board of Directors. The Loan Committee meets jointly with the Executive Committee each Wednesday, other than on Wednesdays on which regularly scheduled Board meetings are held. As with the Executive Committee, all Board members typically attend these meetings. The Loan Committee met 40 times during 1997.

         The Bank's Audit Committee consists of three non-management Directors (Messrs. Casson, Fox and Pyles). The Committee meets with the Bank's independent accountants to review whether satisfactory accounting procedures are being followed and with the Bank's internal auditor to ensure internal accounting controls are adequate. During 1997 the Committee held four meetings.

         The Bank's Nominating Committee consists of Mr. Vermilye and four non-management Directors (Messrs. Andrew, Fairbank, Myers and Ms. Armistead). The basic function of this Committee is the recommendation to the Board of those persons to be designated as Board nominees for election to the Board by the stockholders at their Annual Meeting. The Committee met twice in 1997. According to the Company's Bylaws, nominations by stockholders may be made by written request to the Secretary of the Company received not less than 90 days nor more than 120 days prior to the date fixed for the meeting. As described further in the Company's Bylaws, the notice must set forth (i) all information relating to such proposed nominee that is required to be disclosed in solicitation in Regulation 14A of the Securities Exchange Act of 1934, as amended (including the nominee's written consent); and (ii) certain other information provided by the stockholder, including the name and address and the class and number of shares of the Company's stock that is beneficially owned by the stockholder.

         The Bank's Personnel Committee consists of Messrs. Andrew, Beatty, Fairbank, Fox and Pyles. The Committee is responsible for determining executive compensation and promotions. The Committee met four times in 1997.

         The total number of meetings of the Board of Directors of the Company, including regularly scheduled and special meetings, which were held in 1997 was seven. The total number of meetings of the Board of Directors of the Bank, including regularly scheduled and special meetings, which were held in 1997 was
12. No Director during the last full fiscal year attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which that person has been Director); and (2) the total number of meetings held by all committees of the Board on which that person served (during the period served), except that Mr. Pyles attended 69% of the Committee meetings in which he is a member. Outside Directors receive an annual retainer of $5,000 per year for serving on the Company and Bank Board, plus $150 per meeting attended. Directors are compensated once for attendance at jointly held meetings.

         Total Director's fees paid to Directors during 1997 were $76,500. In addition, $55,000 was accrued for the Director's retainers for 1997. Mr. Andrew also received fees of $7,350 for inspections of real property in connection with the monitoring of construction loans.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table reflects the beneficial ownership of Common Stock by executive officers, directors and by stockholders known to management to own beneficially 5% or more of Common Stock as of March 23, 1998, and include all shares of Common Stock that may be acquired by such persons within 60 days of the Record Date. Unless otherwise indicated below, each person specified below has sole investment and voting power (or shares such power with his or her spouse) with regard to the shares set forth in the following table. The address of each of the persons named below is the address of the Company.


--------------------------------------------------------------------------------------------------
                                             Number of                            Percent
                                              Shares                             of Class
                                           Beneficially                        Beneficially
Name                                           Owned                               Owned
--------------------------------------------------------------------------------------------------
Herbert L. Andrew, III                 18,672                  (1)         1.52%
Blenda W. Armistead                    1,262                   (2)          .10%
Lloyd L. Beatty, Jr.                   2,092                   (3)          .17%
Donald D. Casson                       9,390                   (4)          .77%
Gary L. Fairbank                       3,282                   (5)          .27%
Ronald N. Fox                          8,904                   (6)          .73%
Richard C. Granville                   30,208                  (7)         2.46%
Jerome M. McConnell                    13,015                  (8)         1.06%
Shari L. McCord                        100                     (9)          .01%
William H. Myers                       45,000                              3.67%
David L. Pyles                         24,454                  (10)        1.99%
Christopher F. Spurry                  632                     (11)         .05%
W. Moorhead Vermilye                   37,437                  (12)        3.05%

All Directors and Executive
Officers as a Group (16
Persons)                               206,604                            16.83%

Other Persons
Nicholas F. Brady                      73,410                              5.98%

Total                                  280,014                            22.81%

--------------------------------------------------------------------------------------------------


         (1) Includes 5,664 shares registered to Herbert L. Andrew, III and Della M. Andrew as joint tenants with rights of survivorship, 11,880 shares registered to Herbert L. Andrew, III and Della
                  M.  Andrew  as  tenants  by  the  entirety,   and  128  shares
                  registered to the Bank as Custodian for IRA of Herbert L. Andrew, III.


                                     Page 5




         (2) Includes 244 shares registered to the Bank as Custodian for IRA of Blenda W. Armistead, 300 shares registered to Corrine
                  C. Armistead under MUTMA, 200 shares registered to Bruce C. Armistead, 518 registered to the Bank as Custodian for Bruce
                  C. Armistead.

         (3) Includes 242 shares registered to the Bank as Custodian for IRA of Lloyd L. Beatty, Jr., 200 shares held in a brokerage account for IRA of Lloyd L. Beatty, Jr., 220 shares registered to Beatty, Satchell & Company, LLC 401(k) plan for the benefit of Lloyd L. Beatty, Jr., 1,130 shares jointly owned by Lloyd
                  L. Beatty, Jr. and Nancy W. Beatty held in street name, and 200 shares registered to Nancy W. Beatty.

         (4) Includes 2,240 shares registered to the Bank as Custodian for IRA of Donald D. Casson, 334 registered to Sara Lou Casson, and 2,590 registered to the Bank as Custodian for IRA of Sara Lou Casson.

         (5)      Includes 1,000 shares registered to Gary L. Fairbank and Joyce
                  A. Fairbank and 1,826 shares held in a brokerage account for IRA of Gary L. Fairbank.

         (6) Includes 132 shares registered to the Company as Custodian for IRA of Ronald N. Fox, and 132 shares registered to the Bank as Custodian for IRA of Nancy E. Fox.

         (7) Includes 5,668 shares registered to the Company as Custodian for IRA of Richard C. Granville.

         (8) Includes 2,915 shares registered to The Talbot Bank 401(k) Plan and 10,000 stock options.

         (9) Includes 100 shares registered to the Bank as Custodian for IRA of Shari L. McCord.

         (10)     Includes 2,000 shares registered to Susan D. Pyles.

         (11) Includes 500 shares registered to the Bank as Custodian for IRA of Christopher F. Spurry.

         (12) Includes 1,406 shares registered to the Bank as Custodian for IRA of W. Moorhead Vermilye, 6,139 shares registered to The Talbot Bank 401(k) Plan, 20,000 stock options, and 692 shares registered to Sarah W. Vermilye.




             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers and persons who own more than 10% of the Common Stock file with the Securities and Exchange Commission an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Common Stock. To the Company's knowledge, all reports required to be so filed by such person have been timely filed. The Company believes that all of its directors and executive officers complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 1997.


                             EXECUTIVE COMPENSATION

         The following table summarizes the remuneration earned in 1997 and the prior two years by the President of the Company and the Bank, and any other executive officer of the Company or the Bank who received cash compensation during the preceding three fiscal years that exceeds $100,000. All remuneration earned prior to the Company's formation in 1997 is for services provided to the Bank.


==========================================================================================================================
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------
                                                   Annual Compensation                Long-Term
                                                                                      Compensa-               All
                                                                                      tion                  Other
                                                                                                         Compensation
                                                                                                                ($)(3)

                                    ------------------------------------------------------------------
  Name and principal        Year       Salary ($)     Bonus ($)      Other Annual        Options
       position           Ended                                    Compensation            SARs
                                                                        ($)(1)            (#)(2)
--------------------------------------------------------------------------------------------------------------------------
W. Moorhead Vermilye      1997        162,225       78,000               4,502               0              26,489
President & CEO           1996        157,500       72,600               4,316            10,000            25,519
                          1995        151,758       67,600               4,230            10,000             5,309

--------------------------------------------------------------------------------------------------------------------------
Jerome M. McConnell       1997        110,000       37,500               2,514               0               4,400
Executive Vice            1996        106,800       35,000               2,246             5,000             3,916
President                 1995        102,767       30,000               2,688             5,000             3,767

==========================================================================================================================

         (1)      Includes  value of  benefits  from the Bank's  life  insurance program, and tax "gross up" for use of a motor vehicle.
         (2)      Amount  reflects  the number of options and SARs issued  under the Talbot Bancshares, Inc. Employee Stock Option Plan.
         (3)      Represents  Bank matching  contributions  under the 401(k) and deferred compensation plans.



                                  BENEFIT PLANS

Defined Benefit Pension Plan

         Effective January 1, 1995 the bank froze its non-contributory Defined Benefit Pension Plan so that no future benefits will accrue after that date. The plan covered substantially all full time employees with more than six months of service. The Plan is administered by a committee appointed by the Board of Directors. The funded status of the plan is presented in Note 9 of the Notes to Consolidated Financial Statements contained in the 1997 Annual Report. The Bank's policy has been to fund the actuarially determined minimum annual required amount.

         The following is based on the January 1, 1997 Actuarial Valuation of the Plan:

            Name and Principal               Years              Annual Benefit                  Percentage
                 Position                 of Service             at Retirement                    Vested
                 --------                 ----------             -------------                    ------

Mr. Vermilye                                  10                    $21,180                         100
  President and CEO

Mr. McConnell                                  8                    $10,805                         100
  Executive Vice President


401(k) Plan

         The Bank's 401(k) Plan is administered by a committee appointed by the Board of Directors and is available to eligible employees of the Bank who have completed six months of service. Participants are required to contribute at least 1% and not more than 15% of base salary.

         The Bank provides employer matching contributions to each active member's account for each year in an amount equal to 100% of the member's pay reduction contributions up to 3% of base salary, plus 50% of contributions which exceed 3% of base salary, up to 5% of base salary, with a maximum matching contribution equal to the Maximum Annual Additions limit for that year. In 1997, the Bank made matching contributions to the plan on behalf of Messrs. Vermilye and McConnell of $6,489 and $4,400, respectively.

         All employee contributions are immediately vested. Matching contributions vest incrementally over a six year period. Pre-tax and matching contributions may be withdrawn while a member is employed by the Bank if the member has reached age 59-1/2, in circumstances of financial hardship or in certain other circumstances pursuant to Plan restrictions.

Profit Sharing and Retirement Plan

         Effective January 1, 1995 the Bank adopted the Profit Sharing and Retirement Plan to replace the frozen Defined Benefit Plan. The Plan covers substantially all full-time employees with more than six months of service. The Bank makes discretionary contributions to the Plan based on profits. Contributions to the Plan are allocated using an age-weighted formula. In 1997, the Bank made contributions to the Plan totalling $100,000. Contributions allocated to W. Moorhead Vermilye and Jerome M. McConnell were $14,108 and $8,158, respectively.

Employee Incentive Stock Option Plan

         The Company has an Employee Stock Option Plan and has reserved 20,000 shares of Common Stock for issuance thereunder. The Stock Option Plan provides for the granting of incentive stock options and nonqualified stock options to certain key employees of the Company. No options may be granted after January 11, 2005. No options were issued in 1997. Four hundred options were exercised during 1997, none of which were exercised by an executive officer of the Company. The following table sets forth certain information relating to the number and value of underlying unexercised stock options held by the named executives as of December 31, 1997.

       Aggregated Option Exercises in 1997 and 1997 Year End Option Values
                                    Number of Securities
                                   Underlying Unexercised              Value of Unexercised
                                  Options at Fiscal Year-End          In-the-Money Options at
                                                (#)                           Fiscal Year-End ($)(1)
                                  ------------------------------------------------------------------

Name                            Exercisable       Unexercisable    Exercisable     Unexercisable
----                            -----------       -------------    -----------     -------------

W. Moorhead Vermilye             20,000                 0            $445,000                                         $0

Jerome M. McConnell              10,000                 0            $222,500                                         $0

(1) Represents the total gain which would be realized if all in-the-money options held at December 31, 1997 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the fair market value of the shares at December 31, 1997 of $44.50 per share.

         Upon exercise of all or a portion of these options, the Company shall pay the Optionee a Tax Benefit Payment in an amount of U.S. dollars equal to the number of shares as to which the option is being exercised, times the "Tax Rate", times the difference between the per share fair market value at the time of exercise and the per share option price. The Tax Rate shall be a percentage designated by the

Committee to result in compensating the Optionee for the federal, state and local income tax liability incurred by the Optionee by virtue of his exercise of the option and the payment to him of the Tax Benefit Payment.

Deferred Compensation

         During 1997, the Company adopted a supplemental deferred compensation plan to provide retirement benefits to its President and Chief Executive Officer. The plan calls for fixed annual payments of $20,000 vesting immediately to be credited to the participant's account. Contributions to the plan totaled $20,000 for the year ended December 31, 1997.

Bonus Plans

         The Bank has a discretionary bonus plan whereby officers and employees are awarded annual bonuses based upon individual merit and the Bank's financial performance. Amounts accrued under the plan totalled $305,930 for 1997.


                     EXECUTIVE COMPENSATION COMMITTEE REPORT

         All compensation paid to the Company's executive officers is paid by the Bank to those individuals in their capacities as executive officers of the Bank. The Personnel Committee of the Bank's Board of Directors (the "Committee") consists of Messrs. Andrew, Beatty, Fairbank, Fox and Pyles. The committee is responsible for the Company's executive compensation program and for administering the Company's Employee Stock Option Plan. The philosophy of the Committee is to provide compensation at levels which enable the Company to attract and retain highly qualified individuals to lead the Company in a complex and competitive industry.

         The Committee meets annually to consider salary increases and bonuses for executive officers of the Bank. The Committee reviews individual performance as well as the overall performance of the Company. Financial performance indicators such as return on assets and loan and deposit growth are compared to the Board's approved business plan for the year. In addition to historical performance, future expectations and anticipated growth are considered.

         Base Salaries. Base salaries are determined in comparison to the average salaries for individuals in similar positions with similar levels of responsibilities who are employed by other banking organizations of similar size. The Company has access to published salary/compensation data and often participates in salary surveys.

         Annual Bonuses. The Committee determines the amount of bonuses which should be paid based primarily upon the overall performance of the Company as measured by its growth and return on assets.

         Stock Option Program. Stock options are granted to provide a long-term incentive opportunity that is directly linked to an increase in stockholder value. Options are issued at market value on the date of grant and have a term of ten years. There is no formal system employed in determining the number of shares granted to any one individual. Previously granted options and the overall performance of the Company are considered.

         The Committee believes that the total compensation awarded to the executive officers of the Company is consistent with the committee's objectives and the individual performance of each executive officer. For 1997 the Committee increased the CEO's and Executive Vice President's base salary by 3.0% each. Annual bonuses paid to the CEO and Executive Vice President for 1995, 1996 and 1997 ranged from 29.2% to 48.1%. The annual bonus is directly related to individual and Company performance and can vary significantly from year to year.

         This report is provided as a summary of the current practices with regard to executive compensation and has been reviewed and approved by the Personnel Committee.

                               PERSONNEL COMMITTEE

                               By:               Herbert L. Andrew, III
                                                 Lloyd L. Beatty, Jr.
                                                 Gary L. Fairbank
                                                 Ronald N. Fox
                                                 David L. Pyles

                               EXECUTIVE OFFICERS

         The following table sets forth the executive officers of the Company and the Bank:

                                      Position
            Name            In This Capacity              Age      Years Served
            ----            ----------------              ---      ------------

W. Moorhead Vermilye        Company President;
                            Bank President and            57             10
                            Chief Executive Officer

Jerome M. McConnell         Company Vice President;       51             8
                            Bank Executive Vice
                            President

Susan E. Leaverton          Secretary/Treasurer of        34             5
                            the Company; Bank Vice
                            President--Finance

G. Rodney Taylor            Bank Senior Vice              56             15
                            President

Robert J. Meade             Bank Vice President--         54             3
                            Human Resources


         All officers have served in their present capacity for the previous five years except as follows: Ms. Leaverton was appointed Vice President in 1994. Prior to 1994, Ms. Leaverton served as the Internal Auditor of the Bank. Prior to joining the Bank, Ms. Leaverton was employed in public accounting. Mr. Meade joined the Bank in 1994 in his present capacity. Prior to joining the Bank, Mr. Meade was employed by Cadmus Journal Services, Inc. as Director of Human Resources. Each officer is reappointed on an annual basis by the Board of Directors.


                                PERFORMANCE GRAPH

         The performance graph shown below compares the cumulative total return to the Company's stockholders over the most recent five-year period with both the NASDAQ Composite index (reflecting overall stock market performance) and the NASDAQ Bank Index (reflecting changes in banking industry stocks). Returns are shown on a total return basis, assuming the reinvestment of dividends.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
      TALBOT BANCSHARES, INC., NASDAQ COMPOSITE INDEX AND NASDAQ BANK INDEX



                        PERFORMANCE GRAPH INSERTED HERE





















                                  Period Ending
                                  -------------
Index                  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96 12/31/97
-----                  --------  --------  --------  --------  -------- --------
Talbot Bancshares, Inc.  100.00     97.38     99.94    119.00    138.75   252.55
NASDAQ  Bank Index       100.00    114.04    113.63    169.22    223.41   377.44
NASDAQ Composite (US)    100.00    114.80    112.21    158.70    195.19   239.65

Assumes $100 invested on January 1, 1993 in the Company (or the predecessor Bank prior to 1997), NASDAQ Composite Index and NASDAQ Bank Index.


                              INDEPENDENT AUDITORS

         The Board of Directors has engaged Stegman & Company, Certified Public Accountants, to audit the books and accounts of the Company for the fiscal year ending December 31, 1998. Stegman & Company served as the Company's independent auditor for 1997. Stegman & Company has advised the Company that neither the accounting firm nor any of its members or associates has any direct financial interest in or any connection with the Company other than as independent public auditors. A representative of Stegman & Company will be present at this year's Annual Meeting and will respond to appropriate questions.

                              FINANCIAL STATEMENTS

         A copy of the Company's annual report containing audited financial statements for the year ended December 31, 1997, accompanies this Proxy Statement. A copy of Form 10-K, as filed with the Securities and Exchange Commission, may be obtained, without charge, upon written request to Susan E. Leaverton, Secretary/Treasurer, Talbot Bancshares, Inc., 18 East Dover Street, Easton, Maryland 21601.


                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

         Stockholders' proposals for the 1999 Annual Meeting must be received at the Company's principal office not later than January 4, 1999.


                                 OTHER BUSINESS

         As of the date of this proxy statement, management does not know of any other matters that will be brought before the meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the meeting for any reason.

By Order of the Board of Directors,



W. Moorhead Vermilye
President
March 30, 1998

f5197b.600

                             TALBOT BANCSHARES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Talbot Bancshares, Inc. hereby appoints W. Moorhead Vermilye and Donald D. Casson, or either of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders called to convene on Wednesday, April 22, 1998, and at any and all adjournments and postponements thereof:

1.   ELECTION OF CLASS I DIRECTORS

Class I Nominees (to hold office until 1999 Annual Meeting):
HERBERT L. ANDREW, III, BLENDA W. ARMISTEAD, LLOYD L. BEATTY, JR., DONALD D. CASSON

                           FOR the          AGAINST the
                           Nominees         Nominees
                           [       ]        [    ]

2.   ELECTION OF CLASS II DIRECTORS

Class II Nominees (to hold office until 2000 Annual Meeting):
GARY L. FAIRBANK, RONALD N. FOX, RICHARD C. GRANVILLE, JEROME M. MCCONNELL

                           FOR the          AGAINST the
                           Nominees         Nominees
                           [      ]         [     ]

3.   ELECTION OF CLASS III DIRECTORS

Class III Nominees (to hold office until 2001 Annual Meeting):
SHARI L. MCCORD, WILLIAM H. MYERS, DAVID L. PYLES, CHRISTOPHER F. SPURRY,
W. MOORHEAD VERMILYE

                           FOR the          AGAINST the
                           Nominees         Nominees
                           [     ]          [     ]

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL IN PROPOSALS 1, 2, OR 3, STRIKE OUT THE NOMINEE'S NAME.)

4.  IN THEIR DISCRETION ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted for the directors named in the proxy statement and in the best discretion of the proxy holders as to any other matters.

                                Dated  ____________________________, 1998

                                --------------------------------------
                                Signature

                                --------------------------------------
                                Signature

(Please sign as name(s) appear(s) on stock certificate. If jointly held, both owners must sign. Executors, administrators, trustees or persons signing in such capacity should so indicate.)